UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2015 (January 25, 2015)

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation or Organization)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Amalgamation Agreement

On January 25, 2015, PartnerRe Ltd. (“PartnerRe” or the “Company”), a Bermuda exempted company, entered into an Agreement and Plan of Amalgamation (the “Amalgamation Agreement”) with AXIS Capital Holdings Limited, a Bermuda exempted company (“AXIS”), pursuant to which PartnerRe will amalgamate with AXIS (the “Amalgamation”) and the combined company will continue as a Bermuda exempted company (the “Amalgamated Company”).

Pursuant to the terms of the Amalgamation Agreement, at the effective time of the Amalgamation (the “Effective Time”),  each PartnerRe common share issued and outstanding immediately prior to the Effective Time shall automatically be cancelled and converted into the right to receive 2.18 (the “PartnerRe Exchange Ratio”) validly issued, fully paid and non-assessable common shares of the Amalgamated Company, par value $0.0125 per share (each, an “Amalgamated Company Common Share”), together with any cash payable in lieu of fractional shares.

Each AXIS common share issued and outstanding immediately prior to the Effective Time shall automatically be cancelled and converted into the right to receive one Amalgamated Company Common Share (the “AXIS Exchange Ratio”), together with any cash payable in lieu of fractional shares.

At the Effective Time, (i) each outstanding PartnerRe share option will be treated in accordance with its terms and converted into an option to purchase, on the same terms and conditions as the PartnerRe share option, a number of Amalgamated Company Common Shares that is equal to the number of PartnerRe common shares subject to the PartnerRe share option multiplied by the PartnerRe Exchange Ratio, at an exercise price per Amalgamated Company Common Share equal to the exercise price per share of PartnerRe common share subject to the PartnerRe stock option divided by the PartnerRe Exchange Ratio; (ii) each outstanding PartnerRe share appreciation right will be treated in accordance with its terms and converted into a share appreciation right, on the same terms and conditions as such PartnerRe share appreciation right, for a number of Amalgamated Company Common Shares equal to the number of PartnerRe common shares subject to such PartnerRe share appreciation right multiplied by the PartnerRe Exchange Ratio, at an exercise price per Amalgamated Company Common Share equal to the exercise price per PartnerRe common share subject to such PartnerRe share appreciation right divided by the PartnerRe Exchange Ratio; and (iii) each other share-based award granted by PartnerRe which under its terms becomes fully vested and settled as of the Effective Time will vest and be settled in accordance with its terms (and any such performance share units will vest and settle as if the maximum performance were achieved) and each PartnerRe common share delivered in settlement thereof will be eligible to receive the consideration for a PartnerRe common share described above; and (iv) each other share-based award granted by PartnerRe which is not vested as of the Effective Time will be converted into an award, on the same terms and conditions as such PartnerRe share-based award, with respect to a number of Amalgamated Company Common Shares equal to the number of PartnerRe common shares underlying such PartnerRe share-based award multiplied by the PartnerRe Exchange Ratio.

At the Effective Time, (i) each outstanding AXIS share option will be converted into an option to purchase, on the same terms and conditions as such AXIS share option (including applicable vesting requirements), a number of Amalgamated Company Common Shares equal to the number of AXIS common shares subject to such AXIS share option multiplied by the AXIS Exchange Ratio, at an exercise price per Amalgamated Company Common Share equal to the exercise price per AXIS common share subject to such AXIS share option divided by the AXIS Exchange Ratio; (ii) each AXIS restricted share award will be converted into an award, on the same terms and conditions as such AXIS restricted share award (including applicable vesting requirements), with respect to a number of Amalgamated Company Common Shares equal to the number of AXIS common shares subject to such AXIS restricted share award multiplied by the AXIS Exchange Ratio; and (iii) each other share-based award granted by AXIS will be converted into an award, on the same terms and conditions as such AXIS share-based award (including applicable vesting requirements), with respect to a number of Amalgamated Company Common Shares equal to the number of AXIS common shares underlying such AXIS share-based award multiplied by the AXIS

Exchange Ratio.  Notwithstanding the foregoing, certain AXIS restricted share awards and other share-based awards granted in 2014 and 2015 may become fully vested as of the Effective Time.

The Amalgamation Agreement provides that each PartnerRe preferred share and each AXIS preferred share issued and outstanding at the Effective Time will remain outstanding as preferred shares of the Amalgamated Company and will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions as are now provided by the respective certificate of designation, preferences and rights of such PartnerRe preferred shares or AXIS preferred shares, respectively.

The Amalgamation Agreement provides that, at the Effective Time: (i) the Chairman of the board of directors of PartnerRe, Jean-Paul Montupet, will be elected Chairman of the board of directors of the Amalgamated Company and (ii) the Chief Executive Officer of AXIS, Albert Benchimol, will be appointed as Chief Executive Officer of the Amalgamated Company.  Additionally, the Amalgamation Agreement provides that a 75% majority of directors (excluding interested directors, employees and officers) will be required to remove the Chief Executive Officer or the Chairman of the board of directors of the Amalgamated Company from their respective roles during the first three years following the Effective Time.

The initial board of directors of the combined company will be comprised of 14 members, with seven directors designated by PartnerRe and seven directors designated by AXIS.

The respective boards of directors of PartnerRe and AXIS have unanimously approved the Amalgamation Agreement, and the board of directors of each of PartnerRe and AXIS has agreed to recommend that their respective shareholders adopt the Amalgamation Agreement.

The Amalgamation Agreement contains various customary representations, warranties and covenants of PartnerRe and AXIS, including, among others, covenants to conduct their respective businesses in the ordinary course and not to engage in certain kinds of transactions during the period between the execution of the Amalgamation Agreement and the completion of the Amalgamation. PartnerRe and AXIS have also agreed not to (i) solicit proposals relating to certain alternative transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction.

Completion of the Amalgamation is subject to various conditions, including, among others: (i) requisite approval of the shareholders of PartnerRe and AXIS and (ii) receipt of various antitrust, insurance and other regulatory approvals.

The Amalgamation Agreement contains certain termination rights for both PartnerRe and AXIS, including if the Amalgamation is not completed on or before January 25, 2016 and if the approval of the shareholders of either PartnerRe or AXIS is not obtained. The Amalgamation Agreement also provides that, upon termination of the Amalgamation Agreement under certain circumstances, including termination of the Amalgamation Agreement by PartnerRe or AXIS as a result of an adverse change of recommendation of the other party’s board of directors in certain circumstances, PartnerRe may be required to pay AXIS, or AXIS may be required to pay PartnerRe (as the case may be), a termination fee of $250 million.  Additionally, the Amalgamation Agreement provides that if PartnerRe’s shareholders or AXIS’ shareholders fail to approve the Amalgamation (such party whose shareholders fail to approve the Amalgamation, the “Non-approving Party”) absent a change in recommendation of the respective board of directors, such Non-approving Party may be required to pay the other party a fee of $55 million.  If, however, an acquisition offer is publicly announced or disclosed with respect to the Non-approving Party before its shareholders’ failure to approve the Amalgamation and such Non-approving Party enters into an acquisition agreement, a letter of intent or a similar arrangement or publicly announces such a transaction with a third party within 12 months after the termination of the Amalgamation Agreement, the Non-approving Party may be required to pay an additional $195 million in fees to the other party.

The foregoing summary of the Amalgamation Agreement is not a complete description of all of the parties’ rights and obligations under the Amalgamation Agreement and is qualified in its entirety by reference to the Amalgamation Agreement, a copy of which is filed as Exhibit 2.1 hereto and the terms and conditions of which are incorporated herein by reference.

The Amalgamation Agreement and the foregoing summary of the Amalgamation Agreement have been included to provide investors and security holders with information regarding the terms of the Amalgamation

Agreement. They are not intended to provide any other factual information about PartnerRe, AXIS or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Amalgamation Agreement were made only for purposes of that agreement and as of specified dates; were made solely for the benefit of the parties to the Amalgamation Agreement; may be subject to limitations agreed upon by the parties to the Amalgamation Agreement, including being qualified by confidential disclosures made for purposes of allocating contractual risk between the parties instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of  PartnerRe, AXIS or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Amalgamation Agreement, which subsequent information may or may not be fully reflected in the public disclosures of PartnerRe or AXIS.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Amalgamation, dated as of January 25, 2015, by and among PartnerRe Ltd. and AXIS Capital Holdings Limited*

* The schedules to the Amalgamation Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  PartnerRe will furnish copies of such schedules to the SEC upon its request; provided, however, that PartnerRe may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to a proposed business combination between PartnerRe Ltd. (“PartnerRe”) and AXIS Capital Holdings Limited (“AXIS”).  In connection with this proposed business combination, PartnerRe and/or AXIS may file one or more proxy statements, registration statements, proxy statement/prospectus or other documents with the Securities and Exchange Commission (the “SEC”).  This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document PartnerRe and/or AXIS may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF PARTNERRE AND AXIS ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PartnerRe and/or AXIS, as applicable.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by PartnerRe and/or AXIS through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by PartnerRe will be available free of charge on PartnerRe’s internet website at http://www.partnerre.com or by contacting PartnerRe’s Investor Relations Director by email at robin.sidders@partnerre.com or by phone at 1-441-294-5216.  Copies of the documents filed with the SEC by AXIS will be available free of charge on AXIS’ internet website at http://www.axiscapital.com or by contacting AXIS’ Investor Relations Contact by email at linda.ventresca@axiscapital.com or by phone at 1-441-405-2727.

Participants in Solicitation

PartnerRe, AXIS, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of PartnerRe is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 27, 2014, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 1, 2014, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, which was filed with the SEC on October 31, 2014 and its Current Reports on Form 8-K, which were filed with the SEC on May 16, 2014 and March 27, 2014.  Information about the directors and executive officers of AXIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 21, 2014, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, which was filed with the SEC on October 31, 2014 and its Current Report on Form 8-K, which was filed with the SEC on August 7, 2014, June 26, 2014, March 27, 2014 and February 26, 2014.

These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between PartnerRe and AXIS are “forward-looking” statements.  The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements.  These forward-looking statements, which are subject to risks, uncertainties and assumptions about PartnerRe and AXIS, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses.  These statements are only predictions based on current expectations and projections about future events.  There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PartnerRe’s and AXIS’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•      the failure to obtain the approval of shareholders of PartnerRe or AXIS in connection with the proposed transaction;

•      the failure to consummate or delay in consummating the proposed transaction for other reasons;

•      the timing to consummate the proposed transaction;

•      the risk that a condition to closing of the proposed transaction may not be satisfied;

•      the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•      AXIS’ or PartnerRe’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•      the ability of either PartnerRe or AXIS to effectively integrate their businesses; and

•      the diversion of management time on transaction-related issues.

PartnerRe’s forward-looking statements are based on assumptions that PartnerRe believes to be reasonable but that may not prove to be accurate. AXIS’ forward-looking statements are based on assumptions that AXIS believes to be reasonable but that may not prove to be accurate.  Neither PartnerRe nor AXIS can guarantee future results, level of activity, performance or achievements.  Moreover, neither PartnerRe nor AXIS assumes responsibility for the accuracy and completeness of any of these forward-looking statements.  PartnerRe and AXIS assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	January 29, 2015	By:	/s/ Marc Wetherhill
			Name:	Marc Wetherhill
			Title:	Chief Legal Counsel

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Amalgamation, dated as of January 25, 2015, by and among PartnerRe Ltd. and AXIS Capital Holdings Limited